Value Line Small Cap Opportunities Fund, Inc.
Investor Class	(Ticker Symbol: VLEOX)
Institutional Class	(Ticker Symbol: VLEIX)

SUMMARY PROSPECTUS
May 1, 2023

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund at www.vlfunds.com. You can also get this information at no cost by calling 800-243-2729 or by sending an email request to info@vlfunds.com. The current Prospectus and Statement of Additional information dated May 1, 2023 are incorporated by reference into this Summary Prospectus.

VALUE LINE SMALL CAP OPPORTUNITIES FUND SUMMARY
Investment objective
The Fund’s investment objective is long-term growth of capital.
Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are no shareholder fees (fees paid directly from your investment) when you buy and sell shares of the Fund. Future expenses may be greater or less. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Institutional Class shares of the Fund, which are not reflected in the tables or the Example below. Please contact your financial intermediary about whether such a commission may apply to your transaction.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Investor Class	Institutional Class
Management Fees	0.74%	0.74%
Distribution and Services (12b-1) Fees	0.25%	0.00%
Other Expenses	0.19%	0.25%
Total Annual Fund Operating Expenses	1.18%	0.99%
Fee Waiver and Expense Reimbursement	0.00%	-0.06%(1)
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	1.18%	0.93%

(1)
EULAV Asset Management (the “Adviser”) has agreed to pay or reimburse certain class-specific fees and expenses incurred by the Institutional Class so that the Institutional Class bears its class-specific fees and expenses at the same percentage of its average daily net assets as the Investor Class’s class-specific fees and expenses (excluding 12b-1 fees and any extraordinary expenses incurred in different amounts by the classes) (the “Expense Limitation”). The Adviser may subsequently recover from assets attributable to the Institutional Class the reimbursed expenses and/or waived fees (within 3 years from the month in which the waiver/reimbursement occurred) to the extent that the Institutional Class’s expense ratio is less than the Expense Limitation or, if lower, the expense limitation in effect when the waiver/reimbursement occurred. The Expense Limitation can be terminated only with the agreement of the Fund’s board.

Example
The example that follows is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the Expense Limitation is never terminated by the Fund’s Board.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Investor Class	$120	$375	$649	$1,432
Institutional Class	$95	$309	$541	$1,208
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the nine month period ended December 31, 2022, the Fund’s portfolio turnover rate was 4% of the average value of its portfolio.
Principal investment strategies of the Fund
Under normal circumstances, the Adviser invests at least 80% of the Fund’s assets in stocks of U.S. companies with small market capitalizations (the “80% Policy”). A portion of the Fund’s assets may also be invested in stocks of U.S. mid-market capitalization companies.
The Adviser defines “stocks of U.S. companies” as companies that do business in the U.S., are organized in the U.S. or whose stock is traded on a U.S. exchange or over-the-counter market. Although there is not a universal definition of a “small market capitalization company,” the Adviser considers a company with a market capitalization of less than $8.0 billion to be a small market capitalization company. Small-growth portfolios focus on faster-growing companies whose shares are at the lower end of the market-capitalization range. These portfolios tend to favor companies in up-and-coming industries or young firms in their early growth stages. Because these businesses are fast-growing and often richly valued, their stocks tend to be volatile. A company’s categorization is based on its market capitalization at the time of investment by the Fund. The 80% Policy can be changed without shareholder approval upon at least 60 days’ prior written notice.
While the Fund is actively managed by the Adviser, the Adviser utilizes the rankings of companies by the Value Line Timeliness™ Ranking System or the Value Line Performance™ Ranking System (the “Ranking Systems”) to assist in selecting equity securities for purchase or sale. The Ranking Systems are proprietary quantitative systems that compare an estimate of the probable market performance of each stock within a universe during the next six to twelve months to that of all stocks within that universe and ranks stocks on a scale of 1 (highest) to 5 (lowest). The universe consists of approximately 1,700 stocks of large-, mid- and small-market capitalization companies for the Value Line Timeliness Ranking System and approximately 1,700 stocks of smaller and mid-sized capitalization companies for the Value Line Performance Ranking System. While the Adviser utilizes the rankings of companies by the Ranking Systems in selecting stocks for the Fund, it has broad discretion in managing the Fund’s portfolio, including whether and which ranked stocks to include within the Fund’s portfolio, whether and when to buy or sell stocks based upon changes in their rankings, and the frequency and timing of rebalancing the Fund’s portfolio.
The Adviser will determine the percentage of the Fund’s assets invested in each stock based on the stock’s relative attractiveness taking into account the potential risk and reward of each investment. The Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.
Principal risks of investing in the Fund
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose money. Therefore, before you invest in this Fund you should carefully evaluate the risks.
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Growth Style Risk. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market movements. In addition, growth stocks as a group may be out of favor at times and underperform the overall equity market for long periods while investors concentrate on other types of stocks, such as “value” stocks.

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Market Risk. The chief risk that you assume when investing in the Fund is market risk which is the possibility that the securities in a certain market will decline in value because of factors such as recessions, changes in interest rates, global trade policies, war, terrorism including cyber terrorism, natural and environmental disasters as well as public health emergencies. Market risk may have a material impact on a single issuer, an industry, a sector of the economy or the market as a whole and could be significant and cause losses.

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Equity Securities Risk. Equity securities represent ownership in a corporation and their prices fluctuate for a number of reasons including issuer-specific events, market perceptions and general movements in the equity markets. The resulting fluctuation in the price of equity securities may take the form of a drastic movement or a sustained trend. If an issuer is liquidated or declares bankruptcy, the claims of owners of bonds will take precedence over the claims of owners of common stocks. Historically, the prices of equity securities have fluctuated more than bond prices.

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Sector Allocation Risk. A sector is a group of selected industries within the economy, such as information technology. The Fund may be overweighted or underweighted in certain sectors, which may cause the Fund’s performance to be more or less sensitive, respectively, to developments affecting those sectors.

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Small and Mid-Sized Company Risk. Investments in small and mid-sized companies may involve greater risks than investments in larger, more established companies — as a general rule, the smaller the market capitalization of the company, the greater the risk. As compared to larger companies, small and mid-sized companies may have limited management experience or depth, limited ability to generate or borrow capital needed for growth, and limited products or services, or may operate in less established markets. Accordingly, small and mid-sized company securities may be more sensitive to changing economic, market, and industry conditions and may be more volatile and less liquid than equity securities of larger companies, especially over the short term. Small and mid-sized companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or underperform.
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Liquidity Risk. Certain securities may be difficult or impossible to sell at the time and price that the Fund would like when there is little or no active trading market. If a security cannot be sold by the Fund at a favorable time and price, the Fund may have to lower the price, sell other securities instead, or forgo an investment opportunity in order to obtain liquidity. This could have a negative effect on the Fund’s performance.

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Ranking Systems Risk. The Adviser’s use of the results of the Ranking Systems in managing the Fund involves the risk that the Ranking Systems may not have the predictive qualities anticipated by the Adviser or that over certain periods of time the price of securities not covered by the Ranking Systems, or lower ranked securities, may appreciate to a greater extent than those securities in the Fund’s portfolio. Quantitative models like the Ranking Systems may not work as anticipated, potentially resulting in lower investment performance or losses to the Fund.

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Active Management Risk. Because the Fund is actively managed, its investment return depends on the ability of the Adviser to manage the Fund’s portfolio successfully. There can be no guarantee that the Adviser’s investment strategies will produce the desired results or that the investment objective of the Fund will be achieved.

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Market Disruption Risk. Markets may be impacted by negative external and /or direct and indirect economic factors such as pandemics, natural disasters, global trade policies and political unrest or uncertainties. The adverse impact of any one or more of these events on the market value of Fund investments could be significant and cause losses. The outbreak of respiratory disease caused by the coronavirus COVID-19 has had, and is expected to continue to have, a severely adverse impact on the economies of many nations, individual companies and the market in general. The Adviser cannot predict the likelihood of occurrence or the effects of similar pandemics and epidemics in the future on the U.S. and other economies, or the investments in the Fund’s portfolio or the potential for success of the Fund.

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Cybersecurity Risk. As the use of technology becomes more prevalent in the course of business, the Fund becomes more susceptible to operational, financial and information security risks resulting from cyber-attacks and/or technological malfunctions. Successful cyber-attacks and/or technological malfunctions affecting the Fund or its service providers can result in, among other things, financial losses to the Fund and its shareholders, the inability to process transactions with shareholders or other parties and the release of private shareholder information or confidential Fund information. While measures have been developed which are designed to reduce the risks associated with cybersecurity, there are inherent limitations in such measures and there is no guarantee those measures will be effective, particularly since the Fund does not directly control the cybersecurity measures of its service providers, financial intermediaries or companies in which it invests or with which it does business.

An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. For a more complete discussion of risk, please turn to page 70.
Fund performance
The bar chart and table that follow can help you evaluate the potential risks of investing in the Fund. The bar chart shows how returns for the Fund’s Investor Class shares have varied over the past ten calendar years. The table compares the performance of the Investor Class and Institutional Class shares to the Russell 2000 Index, which is a broad based market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at: www.vlfunds.com.
Total Returns of Investor Class (before taxes) as of 12/31 each year (%)

Best Quarter:	Q4 2020	+23.00%
Worst Quarter:	Q1 2020	–19.40%
After-tax returns included in the table that follows are shown for Investor Class shares only and are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns for Institutional Class shares will vary from those of Investor Class shares shown in the table. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Average annual total returns for periods ended December 31, 2022
	1 year	5 years	10 years	Since Inception 11/1/2015(1)
Investor Class
Return before taxes	-19.11%	7.06%	10.82%
Return after taxes on distributions	-19.61%	4.55%	8.58%
Return after taxes on distributions and sale of Fund shares(2)	-10.94%	5.30%	8.49%
Institutional Class
Return before taxes	-18.91%	7.33%		9.09%
Russell 2000 Index (Reflects no deduction for fees, expenses taxes)	-20.44%	4.13%	9.01%	7.42%

(1)
Institutional Class inception date.

(2)
The return after taxes on distribution and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the investment period.

Management
Investment Adviser. The Fund’s investment adviser is EULAV Asset Management.
Portfolio Manager. Stephen E. Grant has primary responsibility for the day-to-day management of the Fund’s portfolio. Mr. Grant has been a portfolio manager with the Adviser or its predecessor since 1991 and has been the Fund’s portfolio manager since 1998.
Purchase and sale of Fund shares
The minimum amount of an initial or additional investment in the Fund varies depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. The minimum initial investment in the Fund is $1,000 to purchase Investor Class shares and $100,000 to purchase Institutional Class shares. However, the minimum investment to purchase Institutional Class shares does not apply to certain fee-based advisory programs, group retirement plans and accounts, brokerage platforms which charge customized commissions, and other persons which the Fund has identified as “institutional investors.” See “How to choose a share class” on page 80.
Additional investments can be made in any amount. Investor Class shares are available for purchase via regular monthly investments of  $25 or more through Valu-Matic®. See “Special services” on page 89.

The Fund’s shares are redeemable and you may redeem your shares (sell them back to the Fund) through your broker-dealer, financial advisor or financial intermediary, by telephone or by mail by writing to: Value Line Funds, P.O. Box 219729, Kansas City, MO 64121-9729. See “How to sell shares” on page 85. In most cases, you may exchange your shares for shares of another Value Line mutual fund by accessing your account through www.vlfunds.com. See “By exchange” on page 86.
Tax information
The Fund’s distributions generally are taxable as ordinary income or capital gains for federal income tax purposes, unless you are tax exempt or investing through a tax-deferred account, such as a 401(k) plan or an IRA.
Payments to broker-dealers and other financial intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.